UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 10, 2005


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                      0-26509                   65-0601272
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)

                                 (865) 690-6900
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) |

         _| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On February 10, 2005, our Board of Directors appointed Scott Filstrup as a Director to fill the vacancy created by the resignation of Farrald Belotte on February 8, 2005.

         There are no understandings or arrangements between Mr. Filstrup and any other person pursuant to which Mr. Filstrup was selected as a director. Mr. Filstrup presently does not serve on any committee of our Board of Directors, but our Board is considering appointing Mr. Filstrup to serve as a member of our audit committee, nominating and governance committee and compensation committee, when and if such committees are authorized by our Board of Directors. Mr. Filstrup does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Additionally, Mr. Filstrup has never entered into a transaction with us, nor is there any proposed transaction between us and Mr. Filstrup.

         A press release announcing Mr. Filstrup's appointment is attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release announcing the Appointment of Scott Filstrup as a Director of National Coal Corp., dated February 16, 2005.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     NATIONAL COAL CORP.



Date:    February 16, 2005                  By:      /S/ ROBERT CHMIEL
                                                     ---------------------------
                                                     Robert Chmiel
                                                     Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1 Press Release announcing the Appointment of Scott Filstrup as a Director of National Coal Corp., dated February 16, 2005.



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